Exhibit 99.2

Q1 2026 Earnings Call May 12, 2026 G2_AUSTIN CONSTRUCTION: APRIL 2026 1 1

Q1 2026 Earnings Call 2 All the above referenced filings are available on the SEC’s website at www.sec.gov . Forward - looking statements speak only as of the date of this presentation and are based on information available to T1 as of the date of this presentation, and T1 assumes no obligation to update such forward - looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law. Use of Non - GAAP Financial Measures T1 reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). Adjusted EBITDA presented herein is a supplemental measure of T1’s performance that is not required by, or presented in accordance with, GAAP. The presentation of this non - GAAP financial measure is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. T1 defines Adjusted EBITDA as net income (loss) from continuing operations before interest expense, income tax expense (benefit), depreciation and amortization, and further adjusted to exclude certain items that management does not consider indicative of the Company’s core operating performance, including, but not limited to, non - cash charges, non - recurring items, and non - operating gains or losses. These adjustments include impairment charges, losses on debt extinguishment, losses on settlement of derivative liabilities, share - based compensation, fair value adjustments of warrant and derivative liabilities, and non - recurring transaction expenses. Our Adjusted EBITDA measure was re - defined in the fourth quarter of 2025 to also exclude certain non - recurring transaction expenses. The historical presentation of Adjusted EBITDA in this presentation has been recast to conform to the revised definition. T1 uses Adjusted EBITDA as a key measure in evaluating its financial and operating performance and in making strategic business decisions. T1 believes that Adjusted EBITDA, when considered together with the corresponding GAAP financial measures, provides meaningful supplemental information by excluding items that may not be representative of its core business, operating results, or future outlook. However, Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) from continuing operations or any other measure of performance or liquidity presented in accordance with GAAP. Adjusted EBITDA has been reconciled to the nearest GAAP measure for historical periods in the table entitled “Reconciliation of Non - GAAP Measures to Most Comparable Amounts” set forth on Annex A of in T1’s Q1 2026 results press release published on May 12, 2026. However, T1 is unable to provide a reconciliation for the forward - looking Adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, T1’s management cannot estimate on a forward - looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Important Notices Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward - looking statements, including without limitation with respect to T1’s strategy of developing as an integrated U.S. solar and storage leader, powering U.S. artificial intelligence (“AI”) development and energy dominance and establishing a domestic solar supply chain (including its desired position as the first vertically integrated American silicon - based advanced solar company); T1’s ability to build commercial traction with U.S. customers; T1’s ability to generate meaningful long - term shareholder value; T1's project financing and development of G2_Austin and related timeline (including the timing for funding and completing G2_Austin); T1’s financial and operating performance and guidance (including 2026 operating and financial guidance) and any projected business outlook; the outcome and timing of the U.S. Department of Commerce’s Section 232 investigation, any ruling thereunder, and the impact of any such ruling on T1’s pricing, demand, customer behavior, and 2026 Adjusted EBITDA; the growth of U.S. electricity demand; T1’s commercial presence and ability to grow its U.S. customer base; T1’s ability to meet its production plan and pursue strategic partnerships; T1’s capital formation opportunities and the timing thereof; any cell procurement targets and indications of customer demand in 2026; the impact of customer safe - harbor activity on the timing of T1’s 2026 sales volumes and pricing, and any potential H2 2026 pricing upside tied to AI infrastructure demand; T1’s ability to optimize its capital structure; the ramp up of production and revenues at G1_Dallas (including the timing for module production); discussions with utilities/developers to explore strategic partnerships; any commercial funnel of sales opportunities for 2026 and beyond (including customer pursuits, advanced opportunities and ongoing discussions with customers); and T1’s ability to meet its strategic priorities to fund and build T1’s integrated polysilicon solar supply chain and enhance its profitability and capital structure. These forward - looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from T1’s expectations and projections expressed or implied by the forward - looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in T1's Annual Report on Form 10 - K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, as amended and supplemented by Amendment No. 1 on Form 10 - K/A filed with the SEC on April 30, 2026, including risks related to: (1) T1's ability to (i) construct and equip manufacturing facilities in a timely and cost - effective manner; (ii) target and retain customers and suppliers; (iii) attract and retain key employees and qualified personnel; (iv) protect its intellectual property; (v) comply with legal and environmental regulations; (vi) compete in international markets in light of export and import controls; (vii) incur substantially more debt; (viii) remediate the material weakness in T1's internal control over financial reporting or otherwise maintain effective internal control over financial reporting, (ix) qualify for the advanced manufacturing production credit under Section 45X of the Internal Revenue Code of 1986, as amended, and (x) rely on third - party warranties; (2) the concentration of T1's operations in Texas and its dependence on a limited number of suppliers; (3) changes adversely affecting the flow of components and materials from international vendors, the costs of raw materials, components, equipment, and machinery; (4) general economic and geopolitical conditions, (5) changes in applicable laws or regulations, including environmental, export control and tax laws and incentives and renewable energy targets, as well as international trade policies, including tariffs, on T1's products and competitive position; (6) the outcome of any legal proceedings relating to T1's products and services, including intellectual property or product liability claims, commercial or contractual disputes, warranty claims, and other proceedings; and (7) the capital - intensive nature of T1's business and its ability to raise additional capital on attractive terms or service its debt.

Q1 2026 Earnings Call 3 Participants and Agenda Prepared Remarks DETAILS ITEM ▪ Key messages ▪ Business updates ▪ Concluding remarks Daniel Barcelo Chairman of the Board and Chief Executive Officer ▪ G1_Dallas update Jaime Gualy Chief Operating Officer ▪ Financial summary ▪ 2026 – 2027 outlook ▪ Capital formation update Evan Calio Chief Financial Officer • Q&A Jeff Spittel EVP, Investor Relations and Corporate Development

Q1 2026 Earnings Call State of the Business G2_AUSTIN CONSTRUCTION IN APRIL 2026 ▪ G2_Austin construction proceeding on schedule with foundational concrete works underway in April 2026 and erection of first steel expected in May 2026 ▪ T1 has identified and is targeting a comprehensive financing solution, which includes a significant debt component, to fund the remaining balance of capital expenditures for Phase 1 of G2_Austin in Q2 2026 ▪ T1 generated record quarterly net income from continuing operations of $3.9 million ($0.01/share) and record quarterly Adjusted EBITDA of $9.1 MM in Q1 2026 ▪ T1 continues to qualify international cell suppliers to support the higher end of the targeted 2026 G1_Dallas production range of 3.1 – 4.2 GW ▪ As a major buyer of American polysilicon and a growing American advanced manufacturer building critical domestic energy supply chains, we believe that T1 is well positioned for a potential Section 232 ruling T1 is positioned downstream of hyperscaler demand for power and at the nexus of U.S. advanced manufacturing and policy 4

Q1 2026 Earnings Call

G2_Austin: Flagship U.S. Project Update

Construction of T1’s flagship U.S. solar cell fab proceeding on schedule

Latest from G2_Austin:

Construction proceeding on schedule despite unusually wet weather at site in April 2026

Concrete pouring work got underway in April


WE ARE HERE
Q2
Q3
Q4
Concrete work began
Geopiers completed
90% design completed
Issue for Construction (IFC) design completion
Steel arrives and erection of steel skeleton begins
Production Line Equipment (PLE) factory testing begins
Electrical and Mechanical contracts to be awarded
PLE enters US Ports
Full contract award for Central Utility Plant and Water Management Plant
PLE enters US Ports
PLE enters US Ports
Roof and walls of main production building complete
PLE installation starts
Final commissioning And start of production

KEY

- CONTRUCTION & PROCURMENT MILESTONE
- DESIGN PROGRESS

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6 Q1 2026 Earnings Call G1_Dallas Operations Update Executing against 3GW of contracts in 2026 G1_Dallas Q1 2026 Production and Outbound Activity Summary Production Status ▪ Produced 638.3 MW of solar modules in Q1 2026 ▪ In April, G1_Dallas produced at a 3.4 GW annualized rate Sales Update ▪ T1 generated Q1 2026 total net sales of $177.6 MM vs. $53.4 MM in Q1 2025 2026 Outlook ▪ Executing against 3 GW of firm contracts for 2026 ▪ Cell procurement for 2026 advancing to potentially support the high - end of the production guidance range of 3 . 1 – 4 . 2 GW range for 2026 with volumes weighted to H 2 2026 ▪ Potential for H 2 2026 pricing upside driven by AI infrastructure demand and possible Section 232 ruling

7 Q1 2026 Earnings Call T1 Financial Summary T1 generated record quarterly Adjusted EBITDA of $9.1 MM in Q1 2026 T1 BALANCE SHEET SUMMARY 683 MW Q1 2026 Module Production Production expected to ramp as 2026 progresses 17% Q1 2026 Gross Margin Q1 performance reflects margin profile of T1’s contract coverage $9.1 MM Q1 Adjusted EBITDA Improvement driven by increased sales volumes under fixed margin contract and lower third - party fees Strong financial position for 2026 ▪ Q1 2026 margin improvement underpinned by fixed - margin and cost - plus offtake contracts ▪ Adjusted EBITDA of $9.1MM benefitted from higher than forecast production and sales in Q1 and lower third - party fees ▪ Priced upsized convertible notes offering in April 2026, generating $175MM of net proceeds and facilitating continued progress on G2_Austin Phase 1 ▪ T1 is targeting a comprehensive financing solution, which includes a significant debt component, to fund the remaining balance of capital expenditures for Phase 1 of G2_Austin in Q2 2026 ▪ Several institutional investors that are among T1’s top 50 holders have initiated or added to positions in T1’s equity as of latest available SEC filings As of 31 - Dec - 25 As of 31 - Mar - 26 $ in millions $271 $124 Cash, cash equivalents, and restricted cash $400 $469 Other current assets $302 $346 Net, property, plant, & equipment $399 $398 Other assets $1,372 $1,337 Total assets $464 $466 Current liabilities $586 $561 Other liabilities $72 $73 Preferred stock $250 $237 Shareholders' equity $1,372 $1,337 Total liabilities & equity

Q1 2026 Earnings Call

2026 – 2027 Outlook

T1 is well positioned to navigate bridge year to planned G2_Austin start of production and expected step change in earnings power in 2027

INTEGRATED G1/G2 OPERATING AND FINANCIAL GUIDANCE

OPERATING AND FINANCIAL GUIDANCE SUMMARY	2026E	G1_DALLAS (5GW) - G2_AUSTIN (2.1GW PHASE 1) RUN RATE	INTEGRATED G1 (5GW) - G2 (5GW) RUN RATE
Annual Module Production (GW)	3.1 - 4.2	5.0	5.0
Annual G2_Austin Cell Production (GW)	--	2.1	5.0
Estimated Adj. EBITDA ($MM)	TBA	$375 - $450	$650 - $700

Production Guidance

Maintaining 2026 production guidance of 3.1 - 4.2 GW

- T1 believes it is well positioned to achieve high-end of range based on procurement outlook for international cells from suppliers who have certified as non-FEOC

Financial Guidance

No changes to integrated G1/G2
annual Adjusted EBITDA run rate guidance

- T1 is on track to achieve G1_Dallas/G2_Austin Ph. 1: $375 - $450 MM run rate in 2027 based on:
    - G1 operating at 5.0 GW capacity
    - Fully ramped 2.1 GW G2 first phase
- G1_Dallas/G2_Austin (Ph. 1-2): $650 - $700 MM based on:
    - G1 operating at 5.0 GW capacity
    - Fully ramped 5.0 GW G2 (Ph. 1 and 2)

Market Outlook

2026: waiting on Section 232 outcome and customer safe-harboring

- Potential ruling in Section 232 case, third party cell availability above 4.2 GW, customer demand for merchant volumes post July safe-harboring milestone are still unknown swing factors for 2026
- Intend to issue 2026 Adjusted EBITDA guidance after the expected 232 determination

Preliminary indications of incremental G1/G2 domestic content underpinned by hyperscaler growth

- Indicative customer demand for potential G1/G2 offtakes cover more than 100% of anticipated production capacity for 2027 - 2028

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Q1 2026 Earnings Call 9 T1’s Unique Commitment to U.S. Energy Dominance ▪ G1_Dallas: T1 is operating its state - of - the - art solar module production supporting more than 1,200 jobs in Texas ▪ G2_Austin: expect to invest more than $400 MM on 2.1 GW Phase 1 of U.S. solar cell fab ▪ T1 plans to develop >5 GW of production capacity at G2_Austin in two phases ▪ Expect >5 GW G2_Austin to support up to 1,800 jobs Investing in American Advanced Manufacturing Supporting the nascent U.S. polysilicon industry ▪ Domestic polysilicon production is critical to strengthen both the solar and semiconductor industries ▪ Developing U.S. semiconductor - grade polysilicon production at scale depends upon a healthy solar - grade polysilicon sector ▪ T1 is one of the largest buyers of U.S. polysilicon through offtake commitment with Hemlock Semiconductor ▪ Extended supply agreement to source U . S . solar wafers from Hemlock’s parent company Corning Inc . T1 is building an integrated U.S. polysilicon - based solar supply chain Aligned with U.S. policies that promote domestic solar ▪ T1 is investing in critical domestic supply chains to provide America with scalable, reliable, low - cost energy while hyperscaler capex is driving significant electricity demand growth ▪ Potential Section 232 ruling on polysilicon and derivatives imports creates upside pricing potential for T1’s modules made with U.S. poly/wafers ▪ Entered into transactions intended to maintain eligibility for Section 45X credits ▪ Advancing plan to produce high domestic content modules that are expected to qualify customers for Section 48E bonus credits

Q1 2026 Earnings Call

T1's Strategic Priorities

Positioning T1 as the first vertically integrated American silicon-based advanced solar company

1

Fund and build G2_Austin Ph. 1

- T1 is targeting a comprehensive financing solution to fund the remaining balance of capital expenditures for Phase 1 of G2_Austin in Q2 2026
- Begin production of high domestic content modules at G1_Dallas with U.S. polysilicon, wafers, steel frames and solar cells
- Raise capital required to begin construction of G2_Austin Ph. 2

2

Enhance T1's profitability

- Generate efficiencies and bolster throughput at G1_Dallas to achieve sustainable profitability
- Internalize workstreams that were previously outsourced to realize cost efficiencies
- Optimize T1's capital stack across key metrics including leverage, cost, complexity, and ownership as the business model matures

3

Grow T1's supply chain, sales and engineering teams

- Take next steps to mature T1's organization and enhance critical capabilities
- Build T1's dedicated sales team to accelerate commercial development and sell out G1/G2
- Create a flexible supply chain to drive domestic content strategy while harvesting cost efficiencies from global vendor network

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11 Q&A